LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln S&P 500 Buffer Fund May Lincoln S&P 500 Ultra Buffer Fund May
Supplement Dated May 14, 2021 to the Prospectuses Dated May 3, 2021

This Supplement updates certain information in the Prospectus for Lincoln S&P 500 Buffer Fund May and Lincoln S&P 500 Ultra Buffer Fund May (each a “Fund”, collectively the “Funds”). You may obtain a copy of each Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

As described in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in each Fund for an Outcome Period. Each Fund will commence its initial Outcome Period on or about May 21, 2021 (“Commencement Date”) and the initial Outcome Period will end on or about May 20, 2022. The Outcomes for the Funds will be based upon the S&P 500 Price Return Index. As of May 13, 2021, each Fund’s Cap is expected to fall within the range set out below:

FUND NAME	ESTIMATED CAP RANGE

Lincoln S&P 500 Buffer Fund May	10% to 12% before Fund expenses (9.3% to 11.3% after Fund expenses for Standard Class) (8.95% to 10.95% after Fund expenses for Service Class)

Lincoln S&P 500 Ultra Buffer Fund May	5% to 7% before Fund expenses (4.3% to 6.3% after Fund expenses for Standard Class) (3.95% to 5.95% after Fund expenses for Service Class)

Each Fund’s Cap will be finally determined on the Commencement Date. The Fund’s prospectus will be filed on or about the Commencement Date to include the Fund’s final Cap information.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS